UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - January 25, 2017

SIFCO Industries, Inc.
(Exact name of registrant as specified in its charter)

Ohio	1-5978	34-0553950
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
970 East 64th Street, Cleveland Ohio		44103
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (216) 881-8600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchanged Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers, Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e)    Approval of Amended and Restated SIFCO Industries, Inc. 2007 Long-Term Incentive Plan
At the Annual Meeting of shareholders held on January 25, 2017, the shareholders of SIFCO Industries, Inc. (the “Company”), approved the amendment and restatement of the SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (the “2016 Amended and Restated LTIP”).
The amendments (to the prior plan) contained in the 2016 Amended and Restated LTIP (i) extend the term of the plan through 2026 (or ten years from the effective date of the amendment and restatement), (ii) increase the number of shares available for award by 247,931 for a total of 646,401, and (iii) include a clawback provision that clarifies that awards subject to recovery under law, regulation, stock exchange listing requirement or the Company's policies will be subject to clawback as required under such laws, regulations, requirements or policies
The 2016 Amended and Restated LTIP is described in the Company’s proxy statement in connection with the 2017 Annual Meeting. The summary above does not purport to be complete and is qualified in its entirety by reference to the 2016 Amended and Restated LTIP, listed as Exhibit 10.1 hereto and filed with the Securities and Exchange Commission as Exhibit A to the Company’s Definitive Proxy Statement dated December 6, 2016 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On January 25, 2017, the Company held its Annual Meeting of Shareholders. The following matters set forth in our definitive proxy statement on Schedule 14A dated December 6, 2016 and filed with the Securities and Exchange Commission were voted on at our annual meeting of shareholders and the results of such voting is indicated below.

1.
The seven nominees listed below were elected as directors of the Company, each to serve on the Board of Directors until the Company’s Annual Meeting in 2018, with the respective votes set forth opposite their names:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Jeffrey P. Gotschall	4,332,367	235,394	405,873
Peter W. Knapper	4,491,561	76,200	405,873
Donald C. Molten Jr.	3,801,540	766,221	405,873
Alayne L. Reitman	3,736,131	831,630	405,873
Hudson D. Smith	4,285,627	282,134	405,873
Mark S. Silk	3,931,116	636,645	405,873
Norman E. Wells, Jr.	3,844,831	722,930	405,873

2.	Ratify the designation of Grant Thornton LLP as the independent registered public accounting firm of the Company for fiscal 2017. Voting results on this proposal were as follows:

For	4,920,326
Against	20,166
Abstain	33,142

3.	To adopt the Amendment and Restatement of the SIFCO Industries, Inc. 2007 Long-term Incentive Plan. Voting results on this proposal were as follows:

For	4,471,805
Against	74,877
Abstain	21,079
Broker Non-Votes	405,873

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits

10.1
SIFCO Industries, Inc. 2007 Long-Term Incentive Plan (Amended and Restated as of November 16, 2016) is incorporated by reference to Exhibit A of the Company’s Definitive Proxy Statement dated December 6, 2016.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIFCO Industries, Inc.
(Registrant)

Date: January 25, 2017
/s/ Salvatore Incanno
Salvatore Incanno
Vice President – Finance and Chief Financial Officer
(Principal Financial Officer)